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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   June 18, 2002

                             Boston Acoustics, Inc.
               (Exact Name of Registrant as Specified in Charter)

      Massachusetts                  33-9875                      04-2662473
(State or Other Jurisdiction       (Commission                  (IRS Employer
    of Incorporation)              File Number)              Identification No.)

300 Jubilee Drive, Peabody, Massachusetts                            01960
 (Address of Principal Executive Office)                           (Zip Code)


Registrant's telephone number, including area code:   (978) 538-5000


Item 5. Other Events: On June 18, 2002, the Registrant issued a press release announcing the Registrant's entry into the automotive audio systems OEM market. A copy of the press release is attached as an exhibit to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit No. 99.1 - Press Release Dated June 18, 2002 entitled "Boston
                   Acoustics(R) Brings Legendary Boston Sound(TM) to Future DaimlerChrysler(R) Luxury Sedan and Sports Utility Vehicle Platforms"

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Boston Acoustics, Inc.

Date: June 18, 2002                        By: /s/ Debra A. Ricker-Rosato
                                               ---------------------------------
                                               Debra A. Ricker-Rosato
                                               Vice President - Finance




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                                  EXHIBIT INDEX

Exhibit No.        Description of Exhibits

99.1 Press Release Dated June 18, 2002 entitled "Boston Acoustics(R) Brings Legendary Boston Sound(TM) to Future DaimlerChrysler(R) Luxury Sedan and Sports Utility Vehicle Platforms"